UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                               ----------------

      Date of Report (Date of Earliest Event Reported):  February 8, 2005

                         MAXCOR FINANCIAL GROUP INC.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

          Delaware                        0-25056                59-3262958
----------------------------      ------------------------    ----------------
(State or Other Jurisdiction      (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                          One Seaport Plaza, 19th Floor
                               New York, New York
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                     10038
                                   ----------
                                   (Zip Code)

                                 (646) 346-7000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On February 8, 2005, the Compensation Committee (the "Committee") of the Board of Directors of Maxcor Financial Group Inc. (the "Registrant"), which administers the Registrant's Key Executive Incentive Bonus Plan (the "Bonus Plan"), (i) identified the executive officers who will participate in the Bonus Plan (the "Participating Officers") for the bonus period commencing January 1, 2005 and ending June 30, 2005 (the "Bonus Period"), (ii) established certain business performance objectives ("Objectives") under the Bonus Plan for the Bonus Period relating to the performance of the Registrant and its common stock, and (iii) set varying award levels under the Bonus Plan to be paid to the Participating Officers depending upon the extent to which the Objectives were achieved or exceeded, subject, however, to the Committee's discretion under the Bonus Plan to reduce such awards even if the Objectives are met or exceeded.

            The Participating Officers for the Bonus Period are: Gilbert D. Scharf, Chief Executive Officer, Keith E. Reihl, Chief Operating Officer, Steven R. Vigliotti, Chief Financial Officer, and Roger E. Schwed, Executive Vice President and General Counsel.

            The Objectives under the Bonus Plan for the Bonus Period look to whether certain thresholds are met in any one or more of the following areas:
(i) the level of the Registrant's income before tax, minority interest and equity affiliate and bonuses to be paid under the Bonus Plan; (ii) growth in the book value per share of the Registrant's common stock; (iii) growth of the Registrant's net revenues; and (iv) increase in the average price per share of the Registrant's common stock.

            The Participating Officers for the Bonus Period are identical to, and the Objectives established under the Bonus Plan for the Bonus Period are substantially similar to, those identified and established, respectively, by the Committee on July 28, 2004 in connection with the Committee's administration of and setting of varying award levels under the Bonus Plan for the previous bonus period that commenced July 1, 2004 and ended December 31, 2004.

ITEM 8.01. OTHER EVENTS.

            On February 8, 2005, the Registrant announced that its Board of Directors had declared a cash dividend of $.0625 per share of common stock for the Registrant's fourth quarter ended December 31, 2004, payable on March 15, 2005 to holders of record on February 25, 2005.

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

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MAXCOR FINANCIAL GROUP INC.


                                    By: /s/ ROGER E. SCHWED
                                        ----------------------------------------
                                        Name:  Roger E. Schwed
                                        Title: Secretary

Date: February 10, 2005

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